UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 25, 2007


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-20022                  31-1227808
          --------                     -------                   ----------
  (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On June 25, 2007, Pomeroy IT Solutions, Inc. amended its credit facility with GE Commercial Distribution Finance Corporation ("GECDF") by entering into Amendment No. 4 to Amended And Restated Credit Facilities Agreement to the Amended and Restated Credit Facilities Agreement dated as of June 25, 2004, as amended by Amendment No. 1 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of March 31, 2006, as amended by Amendment No. 2 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of April 13, 2006, and as amended by Amendment No. 3 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of June 23, 2006 as amended or modified from time to time (the "Loan Agreement"). The Amendment No. 4 is effective as of June 25, 2007.

     The primary provisions of Amendment No. 4 are:

     (i) to extend the Revolving Credit Termination Date from June 25, 2007 to June 25, 2008;

     (ii) to decrease the total credit facility to $100MM (previously $165MM), with a maximum of $80.0MM (previously $75.0MM) for inventory financing and revolver;

     (iii) to revise the participating lenders so that as amended GECDF (also known as the "Agent") will extend fifty percent of the credit with the continuing banks extending credit in the following percentages: National City Bank at 18.7%, PNCBank at 18.7% and Bank of America at 12.6% and;

     (iv) Allows for either the Borrower or Agent, with a certain notice period, to require that the continuing Lenders assign their commitments to either the GECDF or another Lender.

     The foregoing summary is qualified in its entirety by reference to the text of the Amendment No. 4, which is filed as an exhibit and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS IN EXHIBITS

(c) Exhibits

99.1 Amendment No. 4 to Amended and Restated Credit Facilities Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  POMEROY IT SOLUTIONS, INC.

Date: June 29, 2007                               By: /s/ Kevin Gregory
                                                  ------------------------------
                                                  Kevin Gregory,
                                                  Senior Vice President
                                                  and Chief Financial Officer